                    ACQUISITION OF ASSETS AND LIABILITIES OF

                          MFS MID CAP GROWTH PORTFOLIO
                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                      BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
                                   a series of
                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT


                             DATED JANUARY 31, 2006


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of MFS Mid Cap Growth Portfolio ("Mid Cap Growth") for consideration at a Special Meeting of Shareholders to be held on March 14, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

     Subject to the approval of Mid Cap Growth's shareholders, the Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed reorganization of Mid Cap Growth, which is a series of the Trust, into BlackRock Aggressive Growth Portfolio ("Aggressive Growth"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Mid Cap Growth and Aggressive Growth are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

     THE TRAVELERS INSURANCE COMPANY, THE TRAVELERS LIFE AND ANNUITY COMPANY, CITICORP LIFE INSURANCE COMPANY AND FIRST CITICORP LIFE INSURANCE COMPANY (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Mid Cap Growth's shares and at the Meeting will vote the shares of Mid Cap Growth held in their separate accounts.

     As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Mid Cap Growth that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Mid Cap Growth, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Mid Cap Growth. For simplicity, in this Prospectus/Proxy Statement:

     . "Record Holder" of Mid Cap Growth refers to each Insurance Company which holds Mid Cap Growth's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

     . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     .    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Mid Cap Growth will be acquired by Aggressive Growth in exchange for Class D shares of Aggressive Growth and the assumption by Aggressive Growth of the liabilities of Mid Cap Growth (the "Reorganization"). If the Reorganization is approved, Class D shares of Aggressive Growth will be distributed to each Record Holder in liquidation of Mid Cap Growth, and Mid Cap Growth will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Aggressive Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of Mid Cap Growth.

     Mid Cap Growth is a separate non-diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Aggressive Growth is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Mid Cap Growth is similar to that of Aggressive Growth, as follows:

        Portfolio                           Investment Objective
        ---------                           --------------------
        Mid Cap Growth                      Long-term growth of capital.

        Aggressive Growth                   Maximum capital appreciation.


The investment strategies for Mid Cap Growth are similar to those for Aggressive Growth. There are some differences, however. Unlike Aggressive Growth, Mid Cap Growth is a "non-diversified" investment company and may invest its assets in a small number of issuers. Also, while Mid Cap Growth normally invests at least 80% of net assets in securities of medium-sized companies, Aggressive Growth reserves the flexibility to invest up to 35% of its total assets in other securities across the full spectrum, from small to large capitalization issuers as well as in other securities, like U.S. government and corporate investment grade bonds. In addition, Mid Cap Growth may invest up to 20% of its total assets in foreign securities, while Aggressive Growth may invest up to 10% of total assets in securities of foreign issuers, or up to 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, by domestic issuers or by foreign issuers with a class of securities listed on the New York Stock Exchange.


     This Prospectus/Proxy Statement explains concisely the information about Aggressive Growth that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Mid Cap Growth:                                              How to Obtain this Information:
________________________________                                               _______________________________
Prospectus of the Trust relating to Mid Cap Growth, dated May 2,               Copies are available upon request and without
2005, as supplemented                                                          charge if you:

Statement of Additional Information of the Trust relating to Mid                  .     Write to the Trust at the address
Cap Growth, dated May 2, 2005, as supplemented                                          listed on the cover page of this
                                                                                        Prospectus/Proxy Statement; or
Annual Report of the Trust relating to Mid Cap Growth for the
fiscal year ended December 31, 2004                                               .     Call (800) 842-9368 toll-free.

Semi-Annual Report of the Trust relating to Mid Cap Growth for the six month period ended June 30, 2005

Information about Aggressive Growth                                            How to Obtain this Information:
___________________________________                                            _______________________________

Prospectus of the Fund relating to Aggressive Growth, dated May 1,             A copy is available upon request and without
2005, WHICH ACCOMPANIES THIS PROSPECTUS/PROXY STATEMENT                        charge if you:

Statement of Additional Information of the Fund relating to                       .     Write to the Fund at the address listed
Aggressive Growth, dated May 1, 2005                                                    on the cover page of this
                                                                                        Prospectus/Proxy Statement; or
Annual Report of the Fund relating to Aggressive Growth for the
year ended December 31, 2004                                                      .     Call (800) 638-7732 toll-free.

Semi-Annual Report of the Fund relating to Aggressive Growth for the six month period ended June 30, 2005

Information about the Reorganization:                                          How to Obtain this Information:
____________________________________                                           _______________________________


Statement of Additional Information dated January 31, 2006, which              A
copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization charge if you:


                                                                                  .     Write to the Fund at the address listed
                                                                                        on the cover page of this
                                                                                        Prospectus/Proxy Statement; or

                                                                                  .     Call (800) 638-7732 toll-free.

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public

Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E, Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

     Information relating to Mid Cap Growth contained in the Prospectus of the Trust dated May 2, 2005 (SEC File No. 811-06465) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Aggressive Growth contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated January 31, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Mid Cap Growth for the fiscal year ended December 31, 2004 and the six month period ended June 30, 2005, financial statements of the Fund relating to Aggressive Growth for the year ended December 31, 2004 and the six month period ended June 30, 2005 and the pro forma financial statements of the Fund relating to Aggressive Growth for the twelve month period ended June 30, 2005, is incorporated by reference in its entirety in this document.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

     AN INVESTMENT IN AGGRESSIVE GROWTH THROUGH A CONTRACT:

     .    is not a deposit of, or guaranteed by, any bank

     . is not insured by the FDIC, the Federal Reserve Board or any other government agency

     .    is not endorsed by any bank or government agency

     . involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

                                                                                                                  Page
SUMMARY ......................................................................................................       7
   Why is the Reorganization being proposed? .................................................................       7
   What are the key features of the Reorganization? ..........................................................       7
   After the Reorganization, what shares of Aggressive Growth will I own? ....................................       8
   How will the Reorganization affect me? ....................................................................       8
   Will I be able to purchase and redeem shares, change my investment options, annuitize and receive
   distributions the same way? ...............................................................................       8
   How do the Trustees recommend that I vote? ................................................................       9
   How do the Portfolios' investment objectives, principal investment strategies and risks compare? ..........       9
   How do the Portfolios' fees and expenses compare? .........................................................      12
   How do the Portfolios' performance records compare? .......................................................      14
   Who will be the investment adviser of my Portfolio after the Reorganization?  What will the management
   and advisory fees be after the Reorganization? ............................................................      16
   What will be the primary federal tax consequences of the Reorganization? ..................................      18
RISKS ........................................................................................................      19
   Are the risk factors for the Portfolios similar? ..........................................................      19
   What are the primary risks of investing in each Portfolio? ................................................      19
   Are there any other risks of investing in each Portfolio? .................................................      21
INFORMATION ABOUT THE REORGANIZATION .........................................................................      22
   Reasons for the Reorganization ............................................................................      22
   Agreement and Plan of Reorganization ......................................................................      23
   Federal Income Tax Consequences ...........................................................................      25
   Pro Forma Capitalization ..................................................................................      26
   Distribution of Shares ....................................................................................      27
   Purchase and Redemption Procedures ........................................................................      28
   Exchange Privileges .......................................................................................      28
   Dividend Policy ...........................................................................................      29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS ..............................................................      29
   Form of Organization ......................................................................................      29
   Capitalization ............................................................................................      30
   Shareholder Liability .....................................................................................      30
   Shareholder Meetings and Voting Rights ....................................................................      30
   Liquidation ...............................................................................................      31
   Liability and Indemnification of Trustees/Directors .......................................................      32
VOTING INFORMATION CONCERNING THE MEETING ....................................................................      32
   Shareholder Information ...................................................................................      35
   Control Persons and Principal Holders of Securities .......................................................      35
FINANCIAL STATEMENTS AND EXPERTS .............................................................................      36
LEGAL MATTERS ................................................................................................      36
ADDITIONAL INFORMATION .......................................................................................      36
OTHER BUSINESS ...............................................................................................      37
EXHIBIT A  Form of Agreement and Plan of Reorganization ......................................................     A-1

                                    SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                           STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those that have been unable to achieve a consistent performance track record, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Aggressive Growth's performance year-to-date through September 30, 2005, and for each of the one, three and five years ended December 31, 2004 has been higher than that of Mid Cap Growth. In addition, Mid Cap Growth's total operating expenses are currently equal to Aggressive Growth's (Class D shares) total operating expenses. However, assuming that the Reorganization is consummated, Aggressive Growth's total operating expenses for Class D shares, on a pro forma basis, will be less than those of Mid Cap Growth. Therefore, the Trustees believe that the Reorganization is in the best interests of Mid Cap Growth's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     . the transfer in-kind of all of the assets of Mid Cap Growth to Aggressive Growth in exchange for Class D shares of Aggressive Growth;

     . the assumption by Aggressive Growth of all of the liabilities of Mid Cap Growth;

     . the liquidation of Mid Cap Growth by distribution of Class D shares of Aggressive Growth to Mid Cap Growth's Record Holders; and

     . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF AGGRESSIVE GROWTH WILL I OWN?

     If you own shares of Mid Cap Growth, you will own Class D shares of Aggressive Growth.

     The new shares you receive will have the same total value as your shares of Mid Cap Growth, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

     . POTENTIAL COST SAVINGS: The total operating expenses of Mid Cap Growth and Aggressive Growth (for Class A shares as adjusted to include the 0.10% 12b-1 fee for Class D shares) are currently equal. However, after the Reorganization, Aggressive Growth's total operating expenses for Class D shares, on a pro forma basis, would be lower than those of Mid Cap Growth.

     . OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by Aggressive Growth because it will have a greater level of assets. As of September 30, 2005, Mid Cap Growth's total net assets were approximately $342 million, and Aggressive Growth's total net assets were approximately $955 million.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Aggressive Growth after the Reorganization. After the Reorganization your Contract values will depend on the performance of Aggressive Growth rather than that of Mid Cap Growth. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Mid Cap Growth and Aggressive Growth, pro rata, in accordance with their relative net assets.

     Like Mid Cap Growth, Aggressive Growth will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class D shares of Aggressive Growth.


WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class D shares, of Aggressive Growth. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.


HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the

Reorganization would be in the best interest of the shareholders of Mid Cap Growth, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Mid Cap Growth.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED
                                REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of Aggressive Growth.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The investment objective of Mid Cap Growth is similar to, and the investment strategies of Mid Cap Growth are similar to, those of Aggressive Growth. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

     The following tables summarize the investment objectives and principal investment strategies of Mid Cap Growth and Aggressive Growth as set forth in their respective Prospectus and Statement of Additional Information.

                MID CAP GROWTH

   Investment   Long-term growth of capital.
   Objective

   Principal     Normally invests at least 80% of its net assets in securities
   Investment    of medium-sized companies with market capitalizations of at
   Strategies    least $250 million but not exceeding the top range of the
                 Russell Midcap Growth Index ($34.5 billion as of December 31,
                 2004) at the time of investment.

                 Subadviser normally invests primarily in common stock and related securities, such as preferred stock and convertible securities, and depository receipts of companies with above-average growth potential.

                 May invest up to 20% of its total assets in foreign securities including issuers of securities in emerging markets.

                 May establish short positions of up to 15% of net assets in specific securities or stock indices.

                 May invest in fixed income securities, including up to 10% in lower-quality fixed income securities and comparable unrated securities (commonly known as "junk bonds").

                 AGGRESSIVE GROWTH

   Investment    Maximum capital appreciation.
   Objective

   Principal     Invests, under normal market conditions, at least 65% of its
   Investment    total assets in equity securities (such as common and preferred
   Strategies    stocks, convertible securities and warrants) of medium size companies with market capitalizations within the range of companies in the Russell Midcap Growth Index or the S&P MidCap
                 400 Index ($344 million to $14.3 billion, as of June 30, 2004).

                 Reserves the flexibility to also invest up to 35% of its total assets in other securities across the full spectrum from small to large capitalization issuers as well as in other securities such as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents.

                 Excluding ADRs, may invest up to 10% of its total assets in securities of foreign issuers, including issuers of securities in emerging markets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange; combined with these limits, the Portfolio may invest up to 35% of its assets in American Depositary Receipts.

                 In selecting stocks, the Subadviser takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company, attempts to identify the industries that over the long term will grow faster than the economy as a whole, and looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

     Because the two Portfolios have similar investment objectives and strategies, they are subject to similar, but not identical, risks. The principal risks of investing in Aggressive Growth and Mid Cap Growth include:

..    MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

..    MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

..    INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

..    FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

..    CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay interest, dividends or principal on a timely basis.

..    INTEREST RATE RISK - the value of debt securities varies inversely with interest rates, which means that the value of the investments increases as interest rates decline and decreases as interest rates rise. Yields from short-term instruments normally may be lower than yields from long-term securities, while long-term securities may be more volatile than short-term securities.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions or, in the case of Aggressive Growth, to meet redemptions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

     Although Mid Cap Growth and Aggressive Growth have similar investment objectives and similar investment strategies, it is anticipated that the securities held by Mid Cap Growth may be sold in significant amounts in order to comply with the policies and investment practices of Aggressive Growth in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Aggressive Growth. Such costs are ultimately borne by the Portfolio's shareholders.

HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

     Mid Cap Growth offers one class of shares. Aggressive Growth currently offers three classes of shares (Class A, Class B and Class E). Class D shares of Aggressive Growth will first be offered in connection with the Reorganization. Only Aggressive Growth's Class D shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "Aggressive Growth Class D (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the shares of Mid Cap Growth and Aggressive Growth set forth in the following tables and in the examples are based on the expenses for Mid Cap Growth and Aggressive Growth (Class D shares) for the twelve month period ended June 30, 2005. The expenses for Class D shares of Aggressive Growth are based on the expenses of that Portfolio's Class A shares, adjusted to reflect the 0.10% 12b-1 fee on Class D shares. The amounts for Class D shares of Aggressive Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Aggressive Growth would have been for the twelve month period ended June 30, 2005, had the Reorganization taken place as of July 1, 2004.

     The shares of Mid Cap Growth and Aggressive Growth are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio
______________________________________________________________________________
assets)
_______

                                   Mid Cap      Aggressive      Aggressive
                                   Growth       Growth          Growth
                                   -------      ----------      ------------
                                                Class D         Class D (Pro
                                                ----------      ------------
                                                                Forma)
                                                                ------

   Management Fees                 0.78%        0.73%           0.71%

   Distribution and                None         0.10%           0.10%
   12b-1 Fees

   Other Expenses                  0.13%        0.06%           0.06%

   Total Annual Portfolio          0.91%        0.89%           0.87%
   Operating Expenses

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Mid Cap Growth versus Aggressive Growth and Aggressive Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

     THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     EXAMPLES OF PORTFOLIO EXPENSES

                                        MID CAP GROWTH
                  -------------------------------------------------------------
                  One Year        Three Years       Five Years        Ten Years
                  --------        -----------       ----------        ---------
                  $     93        $       290       $      504        $   1,120

                                      AGGRESSIVE GROWTH
                  -------------------------------------------------------------
                  One Year        Three Years       Five Years        Ten Years
                  --------        -----------       ----------        ---------
     Class D      $     91        $       284       $      493        $   1,096

                               AGGRESSIVE GROWTH (PRO FORMA)
                  -------------------------------------------------------------
                  One Year        Three Years       Five Years        Ten Years
                  --------        -----------       ----------        ---------
     Class D      $     89        $       278       $      482        $   1,073

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

     The following charts show how the Class A shares of Aggressive Growth (adjusted to reflect the effect of Class D shares' 12b-1 fee of 0.10%) and the shares of Mid Cap Growth have performed in the past. Mid Cap Growth commenced operations on March 23, 1998. Aggressive Growth appointed a new subadviser on January 31, 2005, and the performance information set forth below reflects the performance of the previous subadviser. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

     PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE

PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

     Year-by-Year Total Return (%)
     _____________________________

     The charts below show the percentage gain or loss for the shares of Mid Cap Growth in each full calendar year since inception and the Class A shares of Aggressive Growth (as adjusted) for the last ten calendar years.

     These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for Aggressive Growth and the inception date of Mid Cap Growth, which periods may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 MID CAP GROWTH

            64.2%      9.3%       -23.6%     -48.8%     37.1%    14.1%

            99         00         01         02         03       04

                        High Quarter: 4th - 1999 + 42.25%
                         Low Quarter: 2nd - 2002 -36.03%

                                AGGRESSIVE GROWTH

  29.4%   7.6%   6.6%   13.6%   33.1%   -7.7%    -23.8%   -28.8%   40.7%   12.9%

  95      96     97     98      99      00       01       02       03      04

                        High Quarter: 4th - 1999 + 33.8%
                         Low Quarter: 3rd - 2001 -25.4%

     The next set of tables lists the average annual total return of the shares of Mid Cap Growth for the past one- and five-year periods and since inception (through December 31, 2004), and of Class A shares of Aggressive Growth, as adjusted to reflect the effect of Class D shares' 12b-1 fee of 0.10%, for the past one-, five- and ten-years (through December 31, 2004). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

     Average Annual Total Return (for the period ended 12/31/2004)
     _____________________________________________________________

                            1 Year     5 Years         From
                            Ended       Ended       Inception      Inception
                           12/31/04    12/31/04    to 12/31/04       Date
                           --------    --------    -----------     ---------
     MID CAP GROWTH         14.10%      -7.75%        1.44%      3/23/98
     ______________

     Russell 2000 Index     18.33%       6.61%        6.16%

     Russell Midcap         15.48%      -3.36%        4.49%
       Growth Index

     AGGRESSIVE GROWTH      1 Year     5 Years      10 Years
     _________________       Ended      Ended         Ended
                           12/31/04    12/31/04     12/31/04
                           --------    --------     --------
     Class D shares         12.87%      -4.50%        5.95%

     Russell Midcap         15.48%      -3.36%       11.23%
       Growth Index

     The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Aggressive Growth is also contained in management's discussion of Aggressive Growth's performance which appears in the most recent Annual Report of the Fund relating to Aggressive Growth.



WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

     Management of the Portfolios
     ____________________________

     The overall management of Mid Cap Growth and of Aggressive Growth is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

     Board Members
     _____________

     Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an Independent Board member of the Fund.

     Adviser
     _______

     MetLife Advisers, LLC (the "Adviser") is the investment adviser for Aggressive Growth. The Adviser has contracted with the Subadviser to make the day-to-day investment decisions for Aggressive Growth. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

     Facts about the Adviser:

          .    The Adviser is an affiliate of MetLife.

          . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $26.6 billion as of December 31, 2004.

          . The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.

     Subadviser
     __________

     BlackRock Advisors, Inc. (the "Subadviser") is the subadviser to Aggressive Growth. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

     Facts about the Subadviser:

          . The Subadviser was organized in 1994 to perform advisory services for investment companies.

          . The Subadviser is a wholly-owned subsidiary of BlackRock, Inc., a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

          . BlackRock, Inc. had assets under management of approximately $342 billion as of December 31, 2004.

          . The Subadviser is located at 100 Bellevue Parkway, Wilmington, DE 19809.

     The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are as follows:

     Eileen M. Leary, CFA, is Managing Director of the Subadviser. She joined the Subadviser in 2005 following its merger with State Street Research & Management Company, the Portfolio's former subadviser. Ms. Leary was a portfolio manager at State Street Research and was responsible for the day-to-day management of the Portfolio from 2002 until joining the Subadviser. She joined State Street Research in 1989 and has been an investment professional since 1993.

     Anne Truesdale, CFA, is Vice President of the Subadviser. She joined the Subadviser in 2005 following its merger with State Street Research, the Portfolio's former subadviser. From 1997 until she joined the Subadviser, Ms. Truesdale was a member of the small and mid-cap growth equity team at State Street Research, and prior to 1997 was part of State Street Research's central research team.

     Neil Wagner is Managing Director of the Subadviser. He joined the Subadviser in April 2002 and became a Managing Director in January 2004. Prior to joining the Subadviser,

Mr. Wagner was a portfolio manager at Massachusetts Financial Services from 2000 to 2002, and a small and mid cap equities research analyst from 1998 to 2000.

     Management Fees
     _______________

     Aggressive Growth pays the Adviser a monthly investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, and 0.70% of such assets over $500 million up to $1 billion, and 0.65% of such assets over $1 billion.

     The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

     Subadvisory Fees
     ________________

     Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to Aggressive Growth at the annual rate of 0.45% for the first $500 million of the Portfolio's average daily net assets, 0.35% for the next $500 million, 0.30% for the next $1.5 billion and 0.25% for amounts over $2.5 billion. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Mid Cap Growth and Aggressive Growth will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Mid Cap Growth or its Record Holders for federal income tax purposes as a result of receiving shares of Aggressive Growth in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Aggressive Growth that are received by the Record Holders of Mid Cap Growth will be the same as the holding period and aggregate tax basis of the shares of Mid Cap Growth previously held by such Record Holders, provided that such shares of Mid Cap Growth are held as capital assets. In addition, the holding period and tax basis of the assets of Mid Cap Growth in the hands of Aggressive Growth as a result of the Reorganization will be the same as in the hands of Mid Cap Growth immediately prior to the Reorganization, and no gain or loss will be recognized by Aggressive Growth upon the receipt of the assets of Mid Cap Growth in exchange for shares of Aggressive Growth and the assumption by Aggressive Growth of Mid Cap Growth's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of Mid Cap Growth and Aggressive Growth. The risks of Aggressive Growth are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in either Portfolio. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

                     Each of the Portfolios is subject to MARKET RISK.

MID CAP GROWTH       Normally invests at least 80% of its net assets in
                     common stock and related securities.

AGGRESSIVE GROWTH    Invests, under normal market conditions, at least 65% of
                     its total assets in equity securities.


     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

                     Each of the Portfolios is subject to MARKET CAPITALIZATION RISK.

MID CAP GROWTH       Normally invests at least 80% of its net assets in
                     securities of medium-sized companies.

AGGRESSIVE GROWTH    Invests, under normal market conditions, at least 65%
                     of its total assets in equity securities of medium size companies.

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Smaller capitalization companies may be more susceptible to these risks than medium capitalization companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies, including securities of medium capitalization companies.

                    Each of the Portfolios is subject to INVESTMENT STYLE RISK.

MID CAP GROWTH      Normally invests primarily in common stock and related
                    securities of companies with above-average growth potential.

AGGRESSIVE GROWTH   Searches primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company.

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

                    Each of the Portfolios may be subject to FOREIGN INVESTMENT RISK.

MID CAP GROWTH      May invest up to 20% of its net assets in foreign
                    securities.

AGGRESSIVE GROWTH   May invest up to 10% of its total assets in securities of
                    foreign issuers (excluding American Depositary Receipts), except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange.

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are increased for emerging market securities. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

     CREDIT RISK: the value of debt securities is directly affected by the credit quality of the issuer, and an issuer may not always make the interest, dividend or principal payments on a fixed income security. Since Mid Cap Growth may invest in debt securities, the value of the investment may be adversely affected when an issuer fails to make timely payment on an obligation.

     INTEREST RATE RISK: the value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. Interest rate risk will affect the price of long-term securities more because changes in interest rates are increasingly difficult to predict over long periods of time.

     Other risks of investing in Mid Cap Growth:

     Unlike Aggressive Growth, Mid Cap Growth is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Portfolio's losses from adverse events affecting a particular issuer and increase the Portfolio's volatility.

     For more information about the risks associated with an investment in Aggressive Growth, please see Aggressive Growth's Prospectus.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that have been unable to achieve a consistent performance track record, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

     At a regular meeting held on November 10, 2005, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Mid Cap Growth, and that the interests of existing shareholders of Mid Cap Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the performance of Aggressive Growth for the year through September 30, and for the one-, three- and five-year periods ended September 30, 2005, was higher than that of Mid Cap Growth, and that Aggressive Growth's total annual operating expenses (as adjusted to reflect the 0.10% 12b-1 fee on Class D shares) were currently equal to those of Mid Cap Growth. However, on a pro forma basis subsequent to the Reorganization, Aggressive Growth's total operating expenses would be less than those of Mid Cap Growth.

     The Trustees considered the relative asset size of each Portfolio, including the benefits of Mid Cap Growth joining with a larger combined entity. As of September 30, 2005, Mid Cap Growth's assets were approximately $342 million and Aggressive Growth's assets were approximately $955 million, which could lead to operating efficiencies for Mid Cap Growth's shareholders.

     In addition, the Trustees considered, among other things:

     .    the terms and conditions of the Reorganization;

     . the fact that the Reorganization would not result in the dilution of shareholders' interests;

     . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

    .    the fact that Mid Cap Growth and Aggressive Growth have similar investment objectives and similar principal investment strategies;

     . the fact that Mid Cap Growth and Aggressive Growth will bear the expenses of the Reorganization pro rata in accordance with their relative net assets;

     . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     . the fact that Aggressive Growth will assume all of the liabilities of Mid Cap Growth;

     . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

     . alternatives available to shareholders of Mid Cap Growth, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Mid Cap Growth and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Mid Cap Growth for approval.

     The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of Aggressive Growth.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Mid Cap Growth will be acquired by Aggressive Growth in exchange for Class D shares of Aggressive Growth and the assumption by Aggressive Growth of all of the liabilities of Mid Cap Growth on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Mid Cap Growth will endeavor to discharge all of its known liabilities and obligations. Mid Cap Growth will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Mid Cap Growth will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional Class D shares of Aggressive Growth to be received by the Record Holders of Mid Cap Growth will be determined by multiplying the outstanding shares of Mid Cap Growth by a factor which shall be computed by dividing the net asset value per share of the shares of Mid Cap Growth by the net asset value per share of the Class D shares of Aggressive Growth. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Aggressive Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Mid Cap Growth will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional Class D shares of Aggressive Growth received by Mid Cap Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Mid Cap Growth's Record Holders on Aggressive Growth's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional Class D shares of Aggressive Growth due to Mid Cap Growth's Record Holders. All issued and outstanding shares of Mid Cap Growth will be canceled. The Class D shares of Aggressive Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Mid Cap Growth will be terminated as a series of the Trust.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Mid Cap Growth's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Mid Cap Growth's shareholders, the Plan may be terminated (a) by the mutual agreement of Mid Cap Growth and Aggressive Growth; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     If the Reorganization is consummated, Mid Cap Growth and Aggressive Growth will pay the expenses of the Reorganization (including the cost of any proxy-soliciting agent) pro rata, in accordance with their relative net assets. If the Reorganization is not consummated no portion of the expenses will be borne directly or indirectly by Mid Cap Growth, Aggressive Growth or their shareholders. MetLife or one of its affiliates will pay such expenses.

     If Mid Cap Growth's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of Mid Cap Growth. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Aggressive Growth and Mid Cap Growth will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

     (1) The transfer of all of the assets of Mid Cap Growth solely in exchange for shares of Aggressive Growth and the assumption by Aggressive Growth of the liabilities of Mid Cap Growth followed by the distribution of Aggressive Growth's shares to the Record Holders of Mid Cap Growth in dissolution and liquidation of Mid Cap Growth, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Aggressive Growth and Mid Cap Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Aggressive Growth upon the receipt of the assets of Mid Cap Growth solely in exchange for the shares of Aggressive Growth and the assumption by Aggressive Growth of the liabilities of Mid Cap Growth;

     (3) No gain or loss will be recognized by Mid Cap Growth on the transfer of its assets to Aggressive Growth in exchange for Aggressive Growth's shares and the assumption by Aggressive Growth of the liabilities of Mid Cap Growth or upon the distribution (whether actual or constructive) of Aggressive Growth's shares to Mid Cap Growth's Record Holders in exchange for their shares of Mid Cap Growth;

     (4) No gain or loss will be recognized by Mid Cap Growth's Record Holders upon the exchange of their shares of Mid Cap Growth for shares of Aggressive Growth in liquidation of Mid Cap Growth;

     (5) The aggregate tax basis of the shares of Aggressive Growth received by each Record Holder of Mid Cap Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Mid Cap Growth held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Aggressive Growth received by each Record Holder of Mid Cap Growth will include the period during which the shares of Mid Cap Growth exchanged therefor were held (provided that the shares of Mid Cap Growth were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of Mid Cap Growth acquired by Aggressive Growth will be the same as the tax basis of such assets to Mid Cap Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Aggressive Growth will include the period during which the assets were held by Mid Cap Growth; and

     (7) Aggressive Growth will succeed to and take into account capital loss carryovers, if any, of Mid Cap Growth described in Section 381(c) of the Code. Aggressive Growth will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Mid Cap Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Mid Cap Growth shares and the fair market value of the shares of Aggressive Growth it received.

     Aggressive Growth's utilization after the Reorganization of any pre-Reorganization losses realized by Mid Cap Growth to offset gains realized by Aggressive Growth could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of Mid Cap Growth and Aggressive Growth as of June 30, 2005, and the capitalization of Aggressive Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.363 Class D shares of Aggressive Growth for each share of Mid Cap Growth.

             CAPITALIZATION OF MID CAP GROWTH, AGGRESSIVE GROWTH AND
                         AGGRESSIVE GROWTH (PRO FORMA)*


                                                                                           AGGRESSIVE
                                                                                            GROWTH
                                                                                           PRO FORMA
                                  MID CAP           AGGRESSIVE                              (AFTER
                                  GROWTH              GROWTH           ADJUSTMENTS       REORGANIZATION)
                              ---------------    ---------------    ----------------     ----------------
Net Assets

Class A/Undesignated Class    $   339,202,967    $   919,163,858    $   (339,202,967)    $    919,163,858

Class B                                    --    $     7,303,487                         $      7,303,487

Class D                                    --                 --    $    339,202,967     $    339,202,967

Class E                                    --    $    16,879,835                         $     16,879,835

Total Net Assets              $   339,202,967    $   943,347,180                         $  1,282,550,147
---------------------------------------------------------------------------------------------------------

                                                                                           AGGRESSIVE
                                                                                            GROWTH
                                                                                           PRO FORMA
                                  MID CAP           AGGRESSIVE                              (AFTER
                                  GROWTH              GROWTH           ADJUSTMENTS       REORGANIZATION)
                              ---------------    ---------------    ----------------     ----------------
Net Asset Value Per Share

Class A/Undesignated Class    $          7.51    $         20.75                         $          20.75

Class B                                    --    $         19.89                         $          19.89

Class D                                    --                 --                         $          20.66

Class E                                    --    $         20.66                         $          20.66
---------------------------------------------------------------------------------------------------------
Shares Outstanding

Class A/Undesignated Class         45,177,414         44,288,541         (45,177,414)(a)       44,288,541

Class B                                    --            367,215                                  367,215

Class D                                    --                 --          16,418,343(a)        16,418,343

Class E                                    --            817,200                                  817,200
---------------------------------------------------------------------------------------------------------
Total Shares Outstanding           45,177,414         45,472,956                               61,891,299
---------------------------------------------------------------------------------------------------------



*    Includes merger fees of $ 125,036.

(a) Reflects change in shares outstanding due to the issuance of Class D of Aggressive Growth in exchange for shares of Mid Cap Growth based upon the net asset value of Aggressive Growth's Class A shares at June 30, 2005.


     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

     All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of Aggressive Growth are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. Aggressive Growth may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

     MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including Aggressive Growth, which are sold at the net asset value of such class without any sales charge. The offering of Aggressive Growth's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

     Aggressive Growth is currently authorized to issue three classes of shares:
Class A, Class B and Class E. Class D shares will first be issued in connection with the Reorganization. Mid Cap Growth currently offers only one undesignated class of shares. Each Class of Aggressive Growth has a distribution agreement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Mid Cap Growth will receive Class D shares of Aggressive Growth. Class D shares are sold at net asset value without any initial or deferred sales charges and are subject to distribution-related or shareholder servicing-related fees. A Rule 12b-1 plan has been adopted for the Class D shares of Aggressive Growth under which the Portfolio may pay for distribution-related expenses at an annual rate which may not exceed 0.50% of average daily net assets attributable to the Class. Payments with respect to Class D shares are currently limited to 0.10% of average daily net assets attributable to the Class. The amount may be increased to the full plan rate for the Portfolio by the Directors without shareholder approval.


     In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Aggressive Growth serves as an investment vehicle. More detailed descriptions of the Class D shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Aggressive Growth.

PURCHASE AND REDEMPTION PROCEDURES

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Mid Cap Growth. No fee is charged by Mid Cap Growth for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Mid Cap Growth buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MetLife and its affiliates place orders for the purchase or redemption of shares of Aggressive Growth based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

     Mid Cap Growth declares and distributes its dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. Aggressive Growth annually pays as dividends substantially all of its net investment income (including any short-term capital gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Aggressive Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Fund are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and Bylaws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

     As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of Aggressive Growth and other mutual funds of various asset classes; the series of the Trust consist of Mid Cap Growth and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, ByLaws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION


     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with a par value of $0.001 per share, of one or more series. The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Mid Cap Growth are offered in one class and represent an equal proportionate interest in the Portfolio. Shares of Aggressive Growth are currently offered in three classes (Class A, Class B and Class E). Class D shares of Aggressive Growth will first be issued in connection with the Reorganization. Shares of the classes of Aggressive Growth represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

     Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

     Under Maryland law, shareholders of Aggressive Growth have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither the Fund on behalf of Aggressive Growth nor the Trust on behalf of Mid Cap Growth is required to hold annual meetings of shareholders. However, in the case of the Trust and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee/Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or the Fund, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Trust and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The Bylaws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

     The Bylaws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

     In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of Aggressive Growth, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

     Pursuant to Maryland law and its Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless
(A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

     Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their Bylaws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, Bylaws and Massachusetts or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Mid Cap Growth in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 14, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Mid Cap Growth on or about February 1, 2006

     The Board of Trustees of the Trust has fixed the close of business on December 30, 2005 as the record date (the "Record Date") for determining the shareholders of Mid Cap Growth entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Mid Cap Growth, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Mid Cap Growth. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Mid Cap Growth for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those

Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Mid Cap Growth held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Mid Cap Growth is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.


     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.


     Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Mid Cap Growth entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Mid Cap Growth were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about February 13, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of Mid Cap Growth (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $82,036) will be paid by Mid Cap Growth and Aggressive Growth, pro rata, in accordance with their relative net assets.

     If shareholders of Mid Cap Growth do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Mid Cap Growth who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Aggressive Growth are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION


     The Record Holders of Mid Cap Growth at the close of business on December 30, 2005 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Mid Cap Growth owned as of the Record Date. As of the Record Date, the total number of shares of Mid Cap Growth outstanding and entitled to vote was 41,398,252.

     As of December 30, 2005, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of Mid Cap Growth and Aggressive Growth, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     On December 30, 2005, to the knowledge of the Trustees and management of the Trust, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, The Travelers Variable Life Insurance Separate Account Three, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Mid Cap Growth.



     Each Insurance Company has advised the Trust and the Fund that as of December 30, 2005, there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Mid Cap Growth or Aggressive Growth, respectively, except as follows:

--------------------------------------------------------------------------------
MID CAP GROWTH
--------------------------------------------------------------------------------



                                                      % OF SHARES OF PORTFOLIO   % OF CLASS D SHARES OF PORTFOLIO AFTER
NAME AND ADDRESS                      NO. OF SHARES     BEFORE REORGANIZATION               REORGANIZATION
-----------------------------------   -------------   ------------------------   --------------------------------------
FIRST AMERICAN TRUST, FSB
4380 LA JOLLA VILLAGE DRIVE STE 200
San Diego, CA 92122                     2,074,085               5.01%                            5.01%


     As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Trust relating to Mid Cap Growth, for the fiscal year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to Aggressive Growth, for the fiscal year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Aggressive Growth will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION


     The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.


OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                             APPROVAL OF THE PLAN.


January 31, 2006